Exhibit 10.16

24/11/17-10:25:10	UmkcPrt3TRA~E-9210-000001	1

Instance Type and Transmission

Notification (Transmission) of Original sent to SWIFT (ACK)

Network Delivery Status	:	Network Ack
Priority/Delivery	:	Normal
Messade Input Reference	:	0925 171124UMKCUS44BINT2711689795

Message Header

swift Input	: FIN 700 Issue of a Documentary credit

Sender	:	UMKCUS44INT
UMB BANK, N.A.
(TRADE SERVICES)
KANSAS CITY,MO US
Receiver	:	UNCRITMMDIR
UNICREDIT S.P.A.
(HEAD OFFICE)
MILANO IT

Message Text

27:	Sequence of Total
1/2
40A:	Form of Documentary Credit
IRREVOCABLE STANDBY
20:	Documentary Credit Number
SB50533
31c:	Date of Issue
171124
40E:	Applicable Rules
UCP LATEST VERSION
31D:	Date and Place of Expiry
2104300UR COUNTERS
50:	Applicant
ITTELLA INTERNATIONAL,INC.
6305 ALONDRA BOULEVARD
PARAMOUNT, CA 90723
59:	Beneficiary - Name & Address
UNICREDIT S.P.A.
PIAZZA GAE AULENTI - UNICREDIT
TOWER B-6, 20154 MILAN - ITALY
32B:	Currency Code, Amount
Currency : EUR (EURO)
Amount : #750,000.#
41A:	Available With...By... - FI BIC
UMKCUS44INT
UMB BANK, N.A.
(TRADE SERVICES)
KANSAS CITY,MO US
BY PAYMENT
46A:	Documents Required
FUNDS UNDER THIS CREDIT ARE AVAILABLE AGAINST PRESENTATION OF:
A) A SIGNED STATEMENT SENT BY AN AUTHORIZED REPRESENTATIVE OF UNI CREDIT S.P.A., ADDRESSED TO US AT UMB BANK, N.A., 1008 OAK. STREET, KANSAS CITY, MISSOURI 64106, ATTN: INTERNATIONAL TRADE SERVICES, OR
B) AN AUTHENTICATED SWIFT MESSAGE SENT BY AN AUTHORIZED REPRESENT ATIVE OF UNICREDIT S.P.A., TO SWIFT BIC: UMKCUS44INT

EITHER OF WHICH TO BE IN THE FOLLOWING FORMAT (WITH THE BLANKS COMPLETED):

QUOTE THE UNDERSIGNED, AN AUTHORIZED REPRESENTATIVE OF UNICREDIT S.P.A., CERTIFIES THAT A COMPLIANT DEMAND HAS BEEN RECEIVED UNDER GUARANTEE NUMBER XX ISSUED BY UNICREDIT S.P.A. IN FAVOR OF ESOG EL S.R.L. IN LIQUIDAZIONE ON BEHALF OF ITTELLA ITALY S.R.L., AND THE AMOUNT OF EUR XX IS DUE UNICREDIT S.P.A. UNDER UMB BANK, N.A. LETTER OF CREDIT NO. SB50533.UNQUOTE

24/11/17-10:25:10	UmkcPrt3TRA~E-9210-000001	2

THIS CREDIT IS ISSUED TO INDUCE ISSUANCE BY UNICREDIT SPA, MILAN ITALY OF A BANK GUARANTEE ON OUR BEHALF SUBSTANTIALLY AS FOLLOWS IN FIELD 47A (SPECIAL CONDITIONS).
UPON ISSUANCE OF THE REQUESTED BANK GUARANTEE PLEASE SEND YOUR AU THENTICATED SWIFT MESSAGE TO US (UMKCUS44INT) CONFIRMING SUCH ISS UANCE, INCLUDING THE BANK GUARANTEE REFERENCE NUMBER. ALL BANKING CHARGES INCURRED BY UNICREDIT SPA ARE FOR THE ACCOUNT OF ITTELLA ITALY S.R.L., AND WILL BE COLLECTED BY UMB BANK, N.A. ON YOUR BEH ALF UPON YOUR REQUEST.
WE ENGAGE WITH YOU THAT DEMANDS FOR PAYMENT PRESENTED IN COMPLIAN CE WITH THE TERMS AND CONDITIONS OF THIS CREDIT WILL BE DULY HONO RED ON PRESENTATION IF PRESENTED ON OR BEFORE THE EXPIRY DATE.

47A:	Additional conditions
(carta intestata della banca)
QUOTE:
A:
Esogel in liquidazione s.r.l.

Data, luogo: xxx

Oggetto: Fideiussione bancaria n. xxx

Premesso che

(A) ai sensi del contratto di affitto di ramo d'azienda concluso il 16 ottobre 2017 con scrittura autenticata dal Notaio italiano Coppola Rep. n. 77.752, Raccolta 41.700, tra "STONEGATE FOODS S. R.L." (poi rinominata "Ittella Italy S.r.l." il 25 ottobre 201 7), con sede legale a PIZZO (Vv) Via Riviera, Prangi Lotto Colace SNC, CAP 89812, codice fiscale italiano 03393170794, una societa organizzata ai sensi deTTa legge italiana, (1' "Affittuario") e "ESOGEL s.r.l. in liquidazione" una societa organizzata ai se nsi della legge italiana, con sede legale in Prossedi (LT), colle la Torre, Via La Torre or Strada della Casaina, s.n.c., codice fi scale italiano 02583730599 (il "Concedente"), it Concedente ha affittato all'Affittuario un ramo d'azienda situato in Prossedi (LT) costituito da un edificio e relativi impianti e autori-zzazio ne per condurre la produzione e la conservazione di prodotti alim entari surgelati (il "Contratto di Affitto"),

(B) ai sensi del Contratto di Affitto, l'Affittuario ha l'obbligo di pagare al Concedente it canone in rate mensili anticipate di E uro 25.000,00, oltre IVA, entro it decimo giorno di ciascun mese (1' "Obbligazione di Pagamento del Canone"), cosi per n.42 (qua rantadue) mesi complessivi, salvo l'esercizio anticipato del diri tto di opzione di acquisto del ramo di azienda,

(C) ai sensi del Contratto di Affitto, a garanzia dell'obbligazio ne di pagamento del canone, l'Affittuario deve consegnare al conc edente una fideiussione bancaria, emessa in favore del Concedente, per un importo totale di Euro 750.000,00 (settecentoc inquantamila) e valida per un periodo di 42 mesi, i.e. firm al 15 aprile 2021,con riduzione automatica ad Euro 450.000,00 - in asse nza di escussione - alla fine del secondo anno, come meglio speci ficato infra,

(D) it Contratto di Affitto e regolato dalla legge italiana e sog getto alla giurisdizione esclusiva del Tribunale di Latina ora, pertanto, si conviene quanto segue.

Su ordine e per conto dell'Affittuario, la banca sottoscritta (, con sede legale in xx, in persona di xx) (in seguito, la "Banca"), emette la presente fideiussione in favore del Concede nte per l'ammontare massimo di Euro 750.000,00 (settecentocinquan tamila) (1' "Importo Garantito"), al fine di assicurare l'obbli gazione,di Pagamento del Canone ai seguenti termini e condizioni (la "Fi deiussione Bancaria"). Allo scadere del secondo anno da ll'emissione della Fideiussione Bancaria e cioe alla data del (g g/mm/aaaa), l'importo Garantito si ridurra automaticamente, senza necessita di modifica, ad Euro 450.000,00 (Euro quattrocentocinq uantamila/00): pertanto decorsi ulteriori 15 giorni da tale data, ogni even tuale richiesta di pagamento per importi superior i a tale cifra non sara considerata conforme ai sensi della prese nte Fideiussione Bancaria.
La Banca emette la presente Fideiussione Bancaria all'espressa co ndizione del beneficio della preventiva escussione nei confronti dell'Affittuario nel senso di non dover pagare prima che it conce dente non abbia esperito i rimedi nei confronti dell'Affittuario indicati di seguito, sulla base di quanto precede, prima che it c oncedente possa chiedere alla Banca it pagamento ai sensi della p resente Fideiussione Bancaria, it Concedente deve ottenere un tit olo esecutivo di pagamento nei confronti dell'Affittuario e deve avere eseguito senza successo it titolo esecutivo di pagamento ne i confronti dell'Affittuario, come meglio sotto specificato._

Qualsiasi richiesta di pagamento alla Banca deve essere inviata d al Concedente, unitamente ad una copia autenticata-:

24/11/17-10:25:10	UmkcPrt3TRADE-9210-000001	3

(i) del titolo esecutivo di pagamento in favore del Concedente e nei confronti dell'Affittuario per il pagamento del canone scadut o ai sensi del Contratto di Affitto, e
(ii) di una dichiarazione dell'Ufficiale Giudiziario italiano che mostri che la prima esecuzione sui beni dell'Affittuario sulla ba se del Titolo Esecutivo di Pagamento e insufficiente, in tutto o in parte, per soddisfare il credito del Concedente ai sensi dell' Obbligazione di Pagamento del Canone.

A condizione che i documenti di cui sopra siano ricevuti dalla Ba nca, la Banca si impegna a pagare, fino all'Importo Garantito, qu alsiasi importo dovuto dall'Affittuario al Concedente per l'obbli gazione di Pagamento del Canone e come risultante dei documenti d i cui sopra, entro 10 giorni lavorativi dopo il ricevimento dei s uddetti documenti. Ogni pagamento effettuato dalla Banca ai sensi della presente Fideiussione Bancaria, verra portato a riduzione d ell'Importo Garantito.

La presente Fideiussione Bancaria puo essere eseguita una o piu v olte, fino all'Importo Garantito, essendo espressamente pattuito che l'Importo Garantito si riterra ridotto per qualsivoglia impor to pagato, per qualunque ragione, dalla Banca al Concedente ai se nsi della presente Fideiussione Bancaria.
continued in SWIFT MT 701
71B:	Charges
ALL BANKING CHARGES OTHER THAN THE
ISSUING BANK'S CHARGES ARE FOR
THE ACCOUNT OF THE BENEFICIARY.
49:	Confirmation Instructions
WITHOUT
78:	Instr to Payg/Accptg/Negotg Bank
DOCUMENTS MUST BE SENT TO UMB BANK, N.A., INTERNATIONAL TRADE
SERVICES, 1008 OAK STREET, KANSAS CITY, MISSOURI 64106 USA
IN ONE LOT VIA EXPRESS AIR COURIER.
THIS IS THE OPERATIVE CREDIT INSTRUMENT.
72:	Sender to Receiver Information
Please acknowledge receipt.

Message Trailer

{CHK:CClE72BDC39C}

PKI Signature: MAC-Equivalent

Interventions

Category	:	Network Report
Creation Time	:	24/11/17 10:24:58
Application	:	SWIFT Interface
Operator	:	SYSTEM

Text

{l:F21UMKCUS44BINT2711689795}{4:{177:1711240925}{451:0}}

*End of Message

24/11/17-10:38:19	UmkcPrt3TRADE-9211-000001	1

Instance Type and Transmission

Notification (Transmission) of Original sent to SWIFT (ACK)

Network Delivery Status	:	Network Ack
Priority/Delivery	:	Normal
Message Input Reference	:	0938 171124UMKCUS44BINT2711689799

Message Header

Swift Input	: FIN 701 Issue of a Documentary Credit

Sender	:	UMKCUS44INT
UMB BANK, N.A.
(TRADE SERVICES)
KANSAS CITY, MO US
Receiver	:	UNCRITMMDIR
UNICREDIT S.P.A.
(HEAD OFFICE)
MILANO IT

Message Text

27:	Sequence of Total
2/2
20:	Documentary Credit Number
SB50533
47B:	Additional Conditions
Qualsiasi pagamento da parte della Banca sara effettuato in Euro.

La presente Fideiussione Bancaria entra in vigore dalla data odie rna e rimarra valida ed efficace fino al 15 aprile 2021 (la ''Da to Finale di Scadenza"). Ogni richiesta di pagamento ai sensi de lla presente Fideiussione Bancaria dovra pervenirci entro e non o ltre it 30 aprile 2021 a pena di decadenza, non intendendo la sot toscritta Banca, in deroga al disposto dell'art. 1957 C.C. rimane re obbligata dopo la scadenza di tale termine. Dopo tale data ci considereremo automaticamente e pienamente liberati da ogni e qua lsiasi obbligazione nei Vostri confronti, anche nel caso in cui 1 a presente fideiussione non dovesse esserci restituita.

Qualsiasi richiesta di pagamento da parte del Concedente, e ogni altra comunicazione dal Concedente alla Banca relativa alla Fidei ussione Bancaria, deve essere effettuata per iscritto e inviata a lla Banca, con copia per l'Affittuario, tramite raccomandata con ricevuta di ritorno o consegna a mano, con la sottoscrizione di p ersone a cio autorizzate. Detta comunicazione sara efficace al mo mento della ricezione se ricevuta dalla Banca prima o alle 16.00 di un giorno lavorativo, altrimenti, essa sara efficace a partire dal successivo giorno lavorativo.

Le comunicazioni devono essere inviate ai seguenti indirizzi:

se alla Banca, a:

se al Concedente, a:

Via Appia Km. 56,100 – Cisterna di Latina (LT)

se all'Affittuario, a:

Ittella Italy S.r.l., Strada della Casaina, s.n.c., localita Coll e La Torre, Prossedi (LT)

o ad altro indirizzo che ciascuna relativa parte puo notificare a lle altre parti per iscritto.

Alla decorrenza della Data Finale di Scadenza, la presente Fideiu ssione Bancaria cessera di avere ogni effetto, indipendentemente dalla circostanza che l'originale della controparte sia restituit o alla Banca.

La presente Fideiussione Bancaria non puo essere ceduta a terzi s enza il previo consenso della Banca o dell'Affittuario.

La presente Fideiussione Bancaria e regolata dalla legge della Re pubblica Italiana. Qualsiasi controversia che sorga in concession e con la presente Fideiussione Bancaria sara sottoposta alla giur isdizione esclusiva del Tribunale di (xx).

Distinti saluti,

(Banca)

24/11/17-10:38:19	UmkcPrt3TRADE-9211-000001	2

Ai sensi dell'art. 1341 C.C. si approvano esplicitamente i seguen ti punti:

Deroga al disposto dell'art. 1957 C.C.

Foro competente.

(Banta)
UNQUOTE

Message Trailer

{CHK:E43DB174ABCB}

PKI Signature: MAC–Equivalent

Interventions

Category	:	Network Report
Creation Time	:	24/11/17 10:38:10
Application	:	SWIFT Interface
Operator	:	SYSTEM

Text

{1:F21UMKCUS44BINT2711689799}{4:{177:1711240938}{451:0}}

*End of Message